Tax	12 Months Ended
Mar. 31, 2023
Income taxes paid (refund) [abstract]
Tax
7. Tax

Tax is payable in the territories where we operate, mainly the UK and the US. This note gives further details of the total tax charge and tax liabilities, including current and deferred tax. The current tax charge is the tax payable on this year’s taxable profits. Deferred tax is an accounting adjustment to provide for tax that is expected to arise in the future due to differences in the accounting and tax bases.
The tax charge for the period is recognised in the income statement, the statement of comprehensive income or directly in the statement of changes in equity, according to the accounting treatment of the related transaction. The tax charge comprises both current and deferred tax.
Current tax assets and liabilities are measured at the amounts expected to be recovered from or paid to the tax authorities. The tax rates and tax laws used to compute the amounts are those that have been enacted or substantively enacted by the reporting date.
The Group operates internationally in territories with different and complex tax codes. Management exercises judgement in relation to the level of provision required for uncertain tax outcomes. There are a number of tax positions not yet agreed with the tax authorities where different interpretations of legislation could lead to a range of outcomes. Judgements are made for each position having regard to particular circumstances and advice obtained.
Deferred tax is provided for using the balance sheet liability method and is recognised on temporary differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax bases.
Deferred tax liabilities are generally recognised on all taxable temporary differences and deferred tax assets are recognised to the extent that it is probable that taxable profits will be available against which deductible temporary differences can be utilised. However, deferred tax assets and liabilities are not recognised if the temporary differences arise from the initial recognition of goodwill or from the initial recognition of other assets and liabilities in a transaction (other than a business combination) that affects neither the accounting nor the taxable profit or loss.
Deferred tax liabilities are recognised on taxable temporary differences arising on investments in subsidiaries and joint arrangements except where the Company is able to control the reversal of the temporary difference and it is probable that the temporary difference will not reverse in the foreseeable future.
Deferred tax is calculated at the tax rates that are expected to apply in the period when the liability is settled or the asset is realised, based on the tax rates and tax laws that have been enacted or substantively enacted by the reporting date.
The carrying amount of deferred tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profits will be available to allow all or part of the deferred tax asset to be recovered. Unrecognised deferred tax assets are reassessed at each reporting date and are recognised to the extent that it has become probable that future taxable profits will allow the deferred tax asset to be recovered.
Deferred tax assets and liabilities are offset when there is a legally enforceable right to offset current tax assets against current tax liabilities and when they relate to income taxes levied by the same tax authority, and the Company and its subsidiaries intend to settle their current tax assets and liabilities on a net basis.
7. Tax continued
The tax charge for the year can be analysed as follows:

	2023	2022	2021
	£m	£m	£m
Current tax:
UK corporation tax at 19% (2022: 19%; 2021: 19%)	161	255	157
UK corporation tax adjustment in respect of prior years	—	(9)	15
	161	246	172
Overseas corporation tax	225	6	3
Overseas corporation tax adjustment in respect of prior years	(16)	(26)	(15)
	209	(20)	(12)
Total current tax from continuing operations	370	226	160
Deferred tax:
UK deferred tax	255	605	39
UK deferred tax adjustment in respect of prior years	13	(5)	(20)
	268	600	19
Overseas deferred tax	233	425	174
Overseas deferred tax adjustment in respect of prior years	5	7	7
	238	432	181
Total deferred tax from continuing operations	506	1,032	200

Total tax charge from continuing operations	876	1,258	360
Tax (credited)/charged to the consolidated statement of comprehensive income and equity

	2023	2022	2021
	£m	£m	£m
Current tax:
Share-based payments	(1)	—	—
Deferred tax:
Investments at fair value through other comprehensive income	(1)	—	12
Cash flow hedges, cost of hedging and own credit reserve	(7)	(12)	6
Remeasurements of pension assets and post-retirement benefit obligations	(344)	493	462
Share-based payments	1	(4)	1
	(352)	477	481
Total tax recognised in the statements of comprehensive income from continuing operations	(352)	481	480
Total tax relating to share-based payments recognised directly in equity from continuing operations	—	(4)	1
	(352)	477	481
7. Tax continued
The tax charge for the year, for the continuing business, is higher (2022: higher tax charge; 2021: higher tax charge) than the standard rate of corporation tax in the UK of 19% (2022: 19%; 2021: 19%):

	2023	2022	2021
	£m	£m	£m
Profit before tax from continuing operations	3,590	3,441	1,664
Profit before tax from continuing operations multiplied by UK corporation tax rate of 19% (2022: 19%; 2021: 19%)	682	654	316
Effect of:
Adjustments in respect of prior years[1]	2	(33)	(12)
Expenses not deductible for tax purposes	92	47	29
Non-taxable income[2]	(75)	(49)	(7)
Adjustment in respect of foreign tax rates[3]	147	170	42
Deferred tax impact of change in UK tax rate	66	501	—
Adjustment in respect of post-tax profits of joint ventures and associates included within profit before tax	(27)	(17)	(12)
Other[4]	(11)	(15)	4
Total tax charge from continuing operations	876	1,258	360

	%	%	%
Effective tax rate – continuing operations	24.4	36.6	21.6
1.The prior year adjustments are primarily due to agreement of prior period tax returns.
2.Includes tax on chargeable disposals after the offset of capital losses.
3.Includes remeasurement of US closing state deferred tax balances as a result of expected increase in the blended state tax rate following the disposal of NECO.
4.Other primarily comprises the movement in the deferred tax asset on previously unrecognised capital losses, claims for land remediation relief and claims for Research & Development credit.
Factors that may affect future tax charges
In the Spring Budget 2021, the UK Government announced an increase in the main corporation tax rate from 19% to 25% with effect from 1 April 2023. This was substantively enacted on 24 May 2021. Deferred tax balances as at 31 March 2023 have been calculated at 25%.
The US Government continues to consider changes to federal tax legislation, but as no changes have been substantively enacted at the balance sheet date, deferred tax balances as at 31 March 2023 have been calculated at the prevailing tax rates based on the current tax laws.
We will continue to monitor the developments driven by Brexit, the OECD’s Base Erosion and Profit Shifting (BEPS) project and European Commission initiatives including fiscal aid investigations. At this time, we do not expect this to have any material impact on our future tax charges. Governments across the world, including the UK and the US, have introduced various stimuli/reliefs for businesses to cope with the impact of the COVID-19 pandemic, from which we do not currently expect there to be a material impact on our future tax charges.
7. Tax continued
Tax included within the statement of financial position
The following are the major deferred tax assets and liabilities recognised, and the movements thereon, during the current and prior reporting periods:

	Regulatory licences £m	Accelerated tax depreciation £m	Share- based payments £m	Pensions and other post- retirement benefits £m	Financial instruments £m	Other net temporary differences[1] £m	Total £m
Deferred tax liabilities/(assets)
At 1 April 2021	—	6,434	(42)	93	(44)	(1,626)	4,815
Exchange adjustments and other[2]	—	247	(1)	1	1	(85)	163
Charged/(credited) to income statement	—	1,050	26	118	153	(117)	1,230
Charged/(credited) to other comprehensive income and equity	—	—	(6)	587	(10)	—	571
Reclassification to held for sale (note 10)	—	(643)	5	(166)	2	(1)	(803)
Acquisition of NGED (note 37)	429	622	—	142	(403)	(1)	789
At 1 April 2022	429	7,710	(18)	775	(301)	(1,830)	6,765
Exchange adjustments and other[2]	—	357	(2)	8	8	(116)	255
Charged/(credited) to income statement	—	145	(2)	51	(71)	386	509
Charged/(credited) to other comprehensive income and equity	—	—	1	(344)	(6)	—	(349)
Disposals	—	1	—	—	—	—	1
At 31 March 2023	429	8,213	(21)	490	(370)	(1,560)	7,181
1.The deferred tax asset of £1,560 million as at 31 March 2023 (2022: £1,830 million) in respect of other net temporary differences primarily relates to losses of £47 million (2022: £428 million), US contract and lease liabilities £511 million (2022: £450 million), US environmental provisions of £503 million (2022: £511 million) and US bad debt provision of £148 million (2022: £201 million).
2.Exchange adjustments and other primarily comprises foreign exchange arising on translation of the US dollar deferred tax balances.
Deferred tax assets and liabilities are only offset where there is a legally enforceable right of offset and there is an intention to settle the balances net. The deferred tax balances (after offset) for statement of financial position purposes consist solely of deferred tax liabilities of £7,181 million (2022: £6,765 million). This balance is after offset of a deferred tax asset of £47 million (2022: £428 million) which has been recognised in respect of net operating losses (£39 million) and capital losses (£8 million).
Deferred tax assets in respect of some capital losses as well as trading losses and non-trade deficits have not been recognised as their future recovery is uncertain or not currently anticipated. The total deferred tax assets not recognised are as follows:

	2023	2022
	£m	£m
Capital losses	2,367	2,363
Non-trade deficits	—	1
Trading losses	4	7
The capital losses arose in the UK on disposal of certain businesses or assets. They are available to carry forward indefinitely but can only be offset against future capital gains. The UK non-trade deficits arose prior to 1 April 2017 and therefore can only be offset against future non-trade profits.
At 31 March 2023 and 31 March 2022, there were no recognised deferred tax liabilities for taxes that would be payable on the unremitted earnings of the Group’s subsidiaries or its associates as there are no significant corporation tax consequences of the Group’s UK, US or overseas subsidiaries or associates paying dividends to their parent companies. There are also no significant income tax consequences for the Group from the payment of dividends by the Group to its shareholders.